--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 23, 2001


                              LSI LOGIC CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                 0-11674                              94-2712976
-----------------------------------------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS.

          The information that is set forth in the Registrant's News Release dated January 23, 2001, is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          99.1 Text of News Release dated January 23, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LSI LOGIC CORPORATION
                                       A Delaware Corporation

Dated: January 23, 2001                By: /s/ David G. Pursel
                                           --------------------
                                           David G. Pursel
                                           Vice President, General Counsel and
                                           Secretary

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
     99.1         Text of News Release dated January 23, 2001